UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2006

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

    Delaware                       001-31369                    65-1051192
    ----------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000
       ------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Other Events.

      On January 17, 2006, the Compensation Committee of the Board of Directors (the "Committee") of CIT Group Inc. (the "Company") approved forms of stock option award agreements and a form of restricted stock unit award agreement under the Company's Long-Term Equity Compensation Plan (the "Plan"). The Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares, and performance units to employees and directors of CIT and its subsidiaries. The stock option award agreements are attached to this Form 8-K as Exhibits 10.1 (participants with employment agreements) and 10.2 (participants in the Company's Executive Severance Plan) and the restricted stock unit award agreement is attached to this Form 8-K as Exhibit 10.3. In addition to the grants set forth below, each of these agreements may be used for future grants of stock options or restricted stock units to the Company's directors and executive officers.

      On January 17, 2006, the Committee also approved grants of stock options, effective at the close of trading on January 18, 2006, to the following executive officers:

-------------------------------------------------------------------------------------------------------------
                      Name                          Shares Underlying Options     Form of Option Agreement
                                                             Granted
-------------------------------------------------------------------------------------------------------------
Jeffrey M. Peek                                               84,706                    Exhibit 10.1
Chairman and
Chief Executive Officer
-------------------------------------------------------------------------------------------------------------
Thomas B. Hallman                                             38,824                    Exhibit 10.1
Vice Chairman -
Specialty Finance
-------------------------------------------------------------------------------------------------------------
Joseph M. Leone                                               36,765                    Exhibit 10.1
Vice Chairman and
Chief Financial Officer
-------------------------------------------------------------------------------------------------------------
Lawrence A. Marsiello                                         34,706                    Exhibit 10.1
Vice Chairman and
Chief Lending Officer
-------------------------------------------------------------------------------------------------------------
Walter J. Owens                                               23,530                    Exhibit 10.1
Executive Vice President and
Chief Sales and Marketing Officer
-------------------------------------------------------------------------------------------------------------
Frederick E. Wolfert                                          38,824                    Exhibit 10.1
Vice Chairman -
Commercial Finance
-------------------------------------------------------------------------------------------------------------
Robert J. Ingato                                              8,095                     Exhibit 10.2
Executive Vice President, General Counsel and
Secretary
-------------------------------------------------------------------------------------------------------------
William J. Taylor                                             7,353                     Exhibit 10.2
Executive Vice President, Controller and
Principal Accounting Officer
-------------------------------------------------------------------------------------------------------------


The exercise price of the options is $51.43, which was the closing price of the Company's common stock on January 18, 2006, the effective date of the grant. All options vest in increments of 1/3 per year for three years on the anniversary date of the grant and expire on January 18, 2013, the seventh anniversary of the grant. Vesting is accelerated upon a change of control of the Company.

      On January 17, 2006, the Committee also awarded Mr. Peek 44,721 restricted stock units, effective at the close of trading on January 18, 2006. Each unit represents the right to receive one share of the Company's common stock. The restricted stock units vest in increments of 1/3 per year for three years, with the first increment vesting on the 31st day following the first anniversary of the date of grant and the second and third increments vesting on the second and third anniversaries of the date of grant, respectively. Vesting is accelerated upon a change of control of the Company. The restricted stock units settle on the last business day of the month in which vesting occurs. Mr. Peek may elect to defer delivery of the underlying shares of common stock upon settlement as provided in the award agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      10.1 Form of CIT Group Inc. Long-Term Equity Compensation Plan Option Award Agreement for participants with employment agreements.

      10.2 Form of CIT Group Inc. Long-Term Equity Compensation Plan Option Award Agreement for participants in the Executive Severance Plan.

      10.3 Form of CIT Group Inc. Long-Term Equity Compensation Plan RSU Award Agreement.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "target, " and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT's control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: January 20, 2006